                                                                    Exhibit 23.5



                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Bid4Real.com LLC:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

Chicago, Illinois
June 29, 2000